Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of May 6, 2011 (this “Amendment”), to the Credit Agreement, dated as December 21, 2010 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among CNO Financial Group, Inc. (the “Company”), the lenders from time to time party thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as agent (in such capacity, the “Agent”).  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Company desires to create a new class of loans under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in an aggregate principal amount equal to the aggregate principal amount of the Existing Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each Existing Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall, depending on the selection in the Consent made by such Existing Lender and upon effectiveness of this Amendment, either (i) be deemed to have exchanged all (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger) of its Existing Loans for B-1 Loans, and such Lender shall thereafter become a B-1 Lender or (ii) have all of its Existing Term Loans repaid and subsequently purchase B-1 Loans in an equal principal amount from the Agent;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional B-1 Lender will make Additional B-1 Loans to the Company in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger);

WHEREAS, upon effectiveness of this Amendment, the Company will prepay the Non-Exchanged Loans with the proceeds of the Additional B-1 Loans;

WHEREAS, the Obligors and Required Lenders wish to make certain other amendments to the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments

Section 1.1. Amendments Relating to B-1 Loans.  Subject to the occurrence of the Amendment No. 1 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Additional B-1 Commitment” means, with respect to an Additional B-1 Lender, the commitment of such Additional B-1 Lender to make an Additional B-1 Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Additional B-1 Lender to Amendment No. 1 (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger).  The aggregate amount of the Additional B-1 Commitments of all Additional B-1 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Loans.

“Additional B-1 Lender” means a Person with an Additional B-1 Commitment, which for the avoidance of doubt may be an Existing Lender.

“Additional B-1 Loan” means a Loan that is made in respect of an Additional B-1 Commitment pursuant to Section 2.01(e)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date.

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of May 6, 2011.

“Amendment No. 1 Joint Bookrunners” means Morgan Stanley Senior Funding, Inc., as sole lead arranger and joint bookrunner, and Barclays Capital Inc., as joint bookrunner, in each case with respect to Amendment No. 1.

“Amendment No. 1 Lead Arranger” means Morgan Stanley Senior Funding, Inc., as sole lead arranger and joint bookrunner with respect to Amendment No. 1.

“Amendment No. 1 Effective Date” means May 6, 2011, the date of effectiveness of Amendment No. 1.

“B-1 Lender” means an Existing Lender that exchanges its Existing Loans pursuant to its B-1 Loan Commitment for B-1 Loans on the Amendment No. 1 Effective Date.

“B-1 Loan” means an Additional B-1 Loan or a Loan in respect of a B-1 Loan Commitment that is deemed made pursuant to Section 2.01(e)(i).

“B-1 Loan Commitment” means, with respect to an Existing Lender, the agreement of such Existing Lender to exchange all of its Existing Loans (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger) for an equal principal amount of B-1 Loans on the Amendment No. 1 Effective Date.

“Exchanged Loans” means each Existing Loan (or portion thereof) as to which the Lender thereof has consented to exchange into a B-1 Loan and the Amendment No. 1 Lead Arranger has allocated into a B-1 Loan.

“Existing Agreement” means this Agreement prior to the effectiveness of Amendment No. 1.

“Existing Lender” means a Lender that holds Existing Loans immediately prior to the Amendment No. 1 Effective Date.

“Existing LIBOR Floor” has the meaning specified in Section 2.01(e)(ii).

“Existing Loan” means, immediately prior to the Amendment No. 1 Effective Date, Loans (as defined in the Existing Agreement) outstanding under the Existing Agreement.

“New LIBOR Floor” has the meaning specified in Section 2.01(e)(ii).

 “Non-Exchanged Loan” means each Existing Loan (or portion thereof) other than an Exchanged Loan.

“Repricing Transaction” means the incurrence by the Company or any of its Subsidiaries of any new or additional term loans (whether incurred pursuant to an amendment to this Agreement or pursuant to a separate financing) with the primary purpose of obtaining lower cost financing, where such new or additional term loans have an effective interest rate margin or weighted average yield (to be determined by the Agent in consultation with the Company and in a manner consistent with generally accepted financial practices, after giving effect to, among other factors, margins, upfront or similar fees or original issue discount shared with all lenders or holders thereof, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders thereof) that is less than the Applicable Margin for, or weighted average yield (to be determined by the Agent on the same basis) of, the B-1 Loans.

(b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby replaced with the following:

“Applicable Margin” means, for any day, a percentage per annum equal to (a) with respect to any Eurodollar Rate Loan, 5.00% or (b) with respect to any Base Rate Loan, 4.00%.

(c) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (d) thereof with :

“(d) 2.25% per annum”.

(d) The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the proviso thereto with the following:

“provided that the Eurodollar Rate shall be deemed to be not less than 1.25% per annum”.

(e) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby replaced with the following:

“Commitment” means, as to each Lender, its obligation to make Loans to the Company pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed (x) in the case of the Existing Loans, the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment,” (y) in the case of the B-1 Loans, such Lender’s Additional B-1 Commitment and/or B-1 Loan Commitment, as applicable, or, in each case, the amount opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

(f) The definition of “Lenders” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Each Additional B-1 Lender and each B-1 Lender shall be a “Lender” for all purposes of this Agreement and the other Loan Documents.”

(g) The definition of “Loan” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Each B-1 Loan shall be a “Loan” for all purposes of this Agreement and the other Loan Documents.”

(h) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (e) to such Section:

“(e)           (i) Subject to the terms and conditions set forth herein and in Amendment No. 1, each B-1 Lender severally agrees to exchange its Exchanged Loans in an amount equal to its B-1 Loan Commitment for a like principal amount of B-1 Loans on the Amendment No. 1 Effective Date.

(ii)           Subject to the terms and conditions herein and in Amendment No. 1, each Additional B-1 Lender severally agrees to make an Additional B-1 Loan to the Company on the Amendment No. 1 Effective Date in the principal amount equal to its Additional B-1 Commitment.  The Company directs the Agent to prepay the Non-Exchanged Loans with the gross proceeds of the Additional B-1 Loans, concurrently with the receipt thereof.  All Additional B-1 Loans will have the same Interest Types (in the same amounts) as applicable at such time to the corresponding Non-Exchanged Loans and, in the case of Eurodollar Rate Loans, will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the corresponding Non-Exchanged Loans, and the Eurodollar Rate applicable to such Additional B-1 Loans during such initial Interest Periods will be the same as that applicable at such time to the corresponding Non-Exchanged Loans; provided, however, that if the Eurodollar Rate for such Interest Periods was deemed to be the rate set forth in the proviso to the definition of “Eurodollar Rate” in the Existing Agreement (the “Existing LIBOR Floor”), the Eurodollar Rate applicable to such Additional B-1 Loans during such Interest Periods from and after the Amendment No. 1 Effective Date shall be the LIBOR floor applicable to the B-1 Loans set forth in the definition of “Eurodollar Rate” after giving effect to Amendment No. 1 (the “New LIBOR Floor”).  Accrued and unpaid interest on the Non-Exchanged Loans to, but not including, the Amendment No. 1 Effective Date shall be payable on the Amendment No. 1 Effective Date and the Company will make any payments required under Section 3.04 of the Credit Agreement with respect to the Non-Exchanged Loans in accordance therewith.

(iii)           All B-1 Loans made on the Amendment No. 1 Effective Date by Lenders of Exchanged Loans will have the same Interest Types (in the same amounts) as applicable at such time to the corresponding Exchanged Loans and, in the case of Eurodollar Rate Loans, will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the corresponding Exchanged Loans, and the Eurodollar Rate applicable to such B-1 Loans during such initial Interest Periods will be the same as that applicable at such time to the corresponding Exchanged Loans; provided, however, that if the Eurodollar Rate for such Interest Periods was deemed to be the Existing LIBOR Floor, the Eurodollar Rate applicable to such B-1 Loans during such Interest Periods from and after the Amendment No. 1 Effective Date shall be the New LIBOR Floor.  No accrued interest on the Exchanged Loans shall be payable on the Amendment No. 1 Effective Date (except to the extent such date is also a scheduled Interest Payment Date under the Credit Agreement) and no amounts under Section 3.04 of the Credit Agreement shall be payable in connection with such exchange.

(iv)           The B-1 Loans shall have the same terms as the Existing Loans as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the B-1 Loans (and all principal, interest and other amounts in respect thereof) will constitute Obligations under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Loans prior to the Amendment No. 1 Effective Date, except as explicitly modified by Amendment No. 1.”

(i) Section 2.05 of the Credit Agreement is hereby replaced with the following:

“The aggregate Commitments in respect of the Existing Loans were automatically and permanently reduced to zero after the funding of Loans on the Effective Date.  Unless previously terminated, the B-1 Loan Commitments and the Additional B-1 Commitments will terminate on the Amendment No. 1 Effective Date immediately after the funding of (or, as applicable, conversion of Existing Loans into) the B-1 Loans.”

(j) Section 2.08(a) of the Credit Agreement is hereby amended to add the following at the end thereof:

“Notwithstanding the foregoing, in the event that, within twelve months after the Amendment No. 1 Effective Date, (x) the Company makes any prepayment of B-1 Loans in connection with any Repricing Transaction, or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Company shall pay to the Agent, for the ratable account of each of the applicable B-1 Lenders, (I) in the case of clause (x), a prepayment premium of 1.0% of the amount of the B-1 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1.0% of the aggregate amount of the applicable B-1 Loans outstanding immediately prior to such amendment.  Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(k) Section 6.11 of the Credit Agreement is amended to add the following at the end thereof:

“The B-1 Loans made on the Amendment No. 1 Effective Date shall be used to refinance the Existing Loans.”

Section 1.2. Other Amendments.  Subject to the occurrence of the Amendment No. 1 Effective Date, the Required Lenders after giving effect to the exchange of Existing Loans into B-1 Loans and the borrowing of the Additional B-1 Loans hereby agree as follows:

(a) The definition of “Investment” in Section 1.01 of the Credit Agreement is hereby amended by adding “obligations,” immediately after “notes,”.

(b) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by adding “and amendments of and joinders to this Agreement that are deemed pursuant to their terms to be Loan Documents for purposes hereof” following “Agreement”.

(c) The definition of “Material Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by inserting “(x)” immediately prior to the phrase “by any Insurance Subsidiary” and adding the following at the end thereof:

“or (y) by the Company in compliance with Section 7.16 and the investment policy approved by the board of directors of the Company”.

(d) The definition of “Swap Contract” in Section 1.01 of the Credit Agreement is hereby amended by adding “futures contract,” immediately after “interest rate option,”.

(e) Section 2.08(b)(v) of the Credit Agreement is hereby replaced with the following:

“Restricted Payments.  On the last day of each Fiscal Quarter in which any Restricted Payment pursuant to Section 7.08(d) or Section 7.08(e) (including any payment made pursuant to Section 7.10(a)(iv) deemed to be such a Restricted Payment) is made (or if such last day is not a Business Day, on the immediately preceding Business Day), the Company shall prepay Loans in an aggregate amount equal to 100% of all such Restricted Payments made in such Fiscal Quarter; provided that if, as of the end of the Fiscal Quarter immediately preceding such Restricted Payment, the Debt to Total Capitalization Ratio is (a) equal to or less than 17.5%, but greater than 12.5%, the prepayment requirement shall be reduced by one-half or (b) equal to or less than 12.5%, the prepayment requirement shall not apply.”

(f) Section 7.01(a)(iv) of the Credit Agreement is hereby amended by adding at the end thereof “or by the Company in connection with investments permitted by Section 7.16.”

(g) Section 7.02(b) of the Credit Agreement is hereby replaced in its entirety with the following: “(b)  Liens on assets of Insurance Subsidiaries or the Company securing obligations under transactions entered into in connection with Investments permitted by Section 7.16;”.

(h) Section 7.03(c) of the Credit Agreement is hereby replaced in its entirety with the following:

“(c)           Dispositions of Investments by any Insurance Subsidiary (other than any of its Investments in Subsidiaries engaged in insurance lines of business) and Dispositions by the Company of Investments permitted pursuant to Section 7.16, in each case, in the ordinary course of business consistent with past practices of the Company and it Subsidiaries taken as a whole and the investment policy approved by the board of directors of such Insurance Subsidiary or the Company, as the case may be;”.

(i) Section 7.09(f) of the Credit Agreement is hereby amended by inserting “(x)” immediately prior to the phrase “by any Insurance Subsidiary” and adding the following at the end thereof:

“and (y) by the Company in the ordinary course of business of the Company and its Subsidiaries taken as a whole in compliance with Section 7.16 and consistent with the investment policy approved by the board of directors of the Company”.

(j) Section 7.16 of the Credit Agreement is hereby amended by replacing the first line thereof with the following:

“The Company shall not (except as otherwise permitted pursuant to Section 7.09), and shall not permit any Insurance Subsidiary to, purchase, make or otherwise acquire:”.

(k) Section 7.16(a) of the Credit Agreement is hereby amended by replacing “10%” with “12%”.

(l) Section 7.16 of the Credit Agreement is hereby amended by replacing each instance of the term “Insurance Subsidiaries” in clauses (a), (b), (c) and (d) thereof with the phrase “Company and the Insurance Subsidiaries, taken as a whole,”.

(m) Section 7.18 of the Credit Agreement is hereby amended by adding the following at the end of the first sentence thereof:

“and, in the case of the Company, the making and holding of Investments that are permitted under Section 7.09 to be made and held by the Company”.

(n) Schedule 5.05 of the Credit Agreement is hereby amended by replacing "Form 10-Q for the fiscal quarter ended September 30, 2010" with "Form 10-K for the fiscal year ended December 31, 2010”.

ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:

(a) The Agent shall have received each of the following, each of which shall be originals or facsimiles or Adobe PDFs delivered by electronic mail (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Obligor, each dated the Amendment No. 1 Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment No. 1 Effective Date) and each in form and substance reasonably satisfactory to the Agent and each of the Lenders:

(i) executed counterparts of this Amendment by the Company, each Subsidiary Guarantor and the Agent;

(ii) executed Consents from the Required Lenders and each such Consent shall also have been executed by the Agent;

(iii) executed Joinders from each Person allocated an Additional B-1 Commitment by which Joinders the Additional B-1 Commitments shall be effected and each such Joinder shall also have been executed by the Borrower and the Agent; and

(iv) a Note executed by the Company in favor of each Additional B-1 Lender and B-1 Lender that has requested a Note at least two Business Days prior to the Amendment No. 1 Effective Date.

(b) The Agent shall have received:

(i) copies of the resolutions of the board of directors, authorized subcommittee thereof, or other equivalent body of each Obligor authorizing the execution and delivery of this Amendment and the performance hereof and of the Credit Agreement as amended hereby, certified as of the Amendment No. 1 Effective Date by the Secretary or an Assistant Secretary of such Obligor (or in the case of a limited liability company, of its manager); and

(ii) a certificate of the Secretary or Assistant Secretary of each Obligor (or in the case of a limited liability company, of its manager) certifying the names and true signatures of the officers of such Obligor authorized to execute and deliver this Amendment and perform this Amendment and the Credit Agreement as amended hereby.

(c) The Agent shall have received:

(i) the articles or certificate of incorporation or equivalent document of each Obligor as in effect on the Amendment No. 1 Effective Date, certified by the Secretary of State of its state of incorporation or organization as of a recent date or in the alternative (other than in the case of the Company), certifying that such articles or certificate of incorporation or equivalent document have not been amended since the Effective Date;

(ii) the bylaws or equivalent document of each Obligor as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of such Obligor as of the Amendment No. 1 Effective Date or in the alternative (other than in the case of the Company), certifying that such bylaws (or partnership agreement, limited liability company agreement or other equivalent governing documents) have not been amended since the Effective Date;

(iii) a certificate of long-form good standing or equivalent document for each Obligor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization as of a recent date; and

(iv) a compliance certificate for each Insurance Subsidiary from the Department of Insurance of its jurisdiction of domicile as of a recent date.

(d) The Agent shall have received a written opinion, reasonably acceptable to the Agent in form and substance, (addressed to the Agent and the Lenders and dated the Amendment No. 1 Effective Date) from each of (i) Dewey & LeBoeuf LLP, counsel for the Obligors, in form and substance reasonably satisfactory to the Agent, (ii) Karl Kindig, counsel for the Obligors, in form and substance reasonably satisfactory to the Agent and (iii) Baker & Daniels LLP, Indiana counsel for the Obligors, in form and substance reasonably satisfactory to the Agent.

(e) All fees and expenses due to the Amendment No. 1 Joint Bookrunners required to be paid on the Amendment No. 1 Effective Date shall have been paid.  The Agent shall have been paid all accrued and unpaid fees, and reasonable costs and expenses to the extent then due and payable to the Agent on or before the Amendment No. 1 Effective Date, including Attorney Costs of the Agent to the extent invoiced 2 Business Days prior to the Amendment No. 1 Effective Date.

(f) The Agent shall have received (i) a certificate signed by a Responsible Officer on behalf of the Company, dated as of the Amendment No. 1 Effective Date, confirming the satisfaction of the conditions set forth in this Article II and confirming that the Company and its Subsidiaries have received all required approvals of the transactions contemplated hereby from each applicable Governmental Authority and (ii) a solvency certificate executed by the Chief Financial Officer of the Company, substantially in the form of Exhibit I to the Credit Agreement.

(g) All governmental authorizations and third party approvals (or arrangements reasonably satisfactory to the Lenders in lieu of such approvals) necessary in connection with the financing contemplated hereby and the continuing operations of the Company and its Subsidiaries shall have been obtained and be in full force and effect, in each case except for such authorizations and approvals as would not be reasonably likely to have a Material Adverse Effect.

(h) The Company and each of the Subsidiary Guarantors shall have provided the documentation and other information to the Agent that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the Patriot Act, to the extent the Company shall have received written requests therefor at least two business days prior to the Amendment No. 1 Effective Date.

(i) The aggregate principal amount of the Exchanged Loans plus the aggregate principal amount of the Additional B-1 Commitments shall equal $325,000,000.

(j) The Company shall have paid to the Agent, for the ratable account of the Lenders of the Non-Exchanged Loans, all accrued and unpaid interest on the Non-Exchanged Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date.

(k) The Company shall have paid (or cause to have been paid) to the Agent, for the ratable account of the Lenders of the Non-Exchanged Loans, the proceeds of the Additional B-1 Loans.

(l) The representations and warranties of the Company contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (x) which are not qualified as to materiality shall be true and correct in all material respects and (y) which are qualified as to materiality shall be true and correct, in each case, on and as of the Amendment No. 1 Effective Date and after giving effect to the effectiveness of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, or true and correct, as the case may be, as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.11(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished prior to the Amendment No. 1 Effective Date or pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(m) No Default or Event of Default shall have occurred and be continuing on such date or immediately after giving effect to this Amendment and the Borrowings to be made on the Amendment No. 1 Effective Date in connection herewith.

(n) No order, judgment or decree of any Governmental Authority shall purport to restrain any Lender from making any Loans to be made by it.  No injunction or other restraining order shall have been issued, shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Amendment or the making of Loans under the Credit Agreement as amended hereby.

(o) The Agent shall have received a Loan Notice in form reasonably acceptable to the Agent not later than 9:00 a.m. (or such later time as may be acceptable to the Agent in its sole discretion) on the Amendment No. 1 Effective Date.

The Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date.  Notwithstanding the foregoing, the amendments effected hereby shall not become effective, and the obligations of the Additional B-1 Lenders hereunder to make Additional B-1 Loans will automatically terminate, if each of the conditions set forth or referred to in this Article II has not been satisfied at or prior to 5:00 p.m., New York City time, on May 13, 2011.

ARTICLE III

Representation and Warranties.

After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date the Company hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by each Obligor; (b) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of each Obligor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability; (c) the representations and warranties of the Company contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, (x) which are not qualified as to materiality shall be true and correct in all material respects and (y) which are qualified as to materiality shall be true and correct, in each case, on and as of the Amendment No. 1 Effective Date and after giving effect to the effectiveness of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects, or true and correct, as the case may be, as of such earlier date, and except that for purposes of this clause (c), the representations and warranties contained in Sections 5.11(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished prior to the Amendment No. 1 Effective Date or pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and (d) no Default or Event of Default exists, or will result from the effectiveness of this Amendment and the Borrowings to be made on the Amendment No. 1 Effective Date in connection herewith.

ARTICLE IV

Miscellaneous

Section 4.1. Waiver.  The Required Lenders and Agent agree that the Company may deliver a Loan Notice pursuant to Section 2.03(a) of the Credit Agreement not later than 9:00 a.m. (or such later time as may be acceptable to the Agent in its sole discretion) on the date of the proposed Borrowing.  The Required Lenders and Agent waive the requirement for delivery of a notice of prepayment pursuant to Section 2.08(d) of the Credit Agreement.

Section 4.2. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.3. Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 4.4. Headings.  Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

Section 4.5. Effect of Amendment; Reaffirmation.  This Amendment shall be deemed a “Loan Document.”  On and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.  The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  By executing and delivering a copy hereof, each applicable Obligor hereby agrees and confirms that all Loans and Obligations shall be guaranteed and secured pursuant to the Loan Documents as provided therein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CNO FINANCIAL GROUP, INC.

By:	/s/ Scott L. Galovic
Name: Scott L. Galovic
Title: Vice President and Treasurer

AMERICAN LIFE AND CASUALTY MARKETING DIVISION CO.
CDOC, INC.
CNO MANAGEMENT SERVICES COMPANY
40|86 ADVISORS, INC.
40|86 MORTGAGE CAPITAL, INC.
PERFORMANCE MATTERS ASSOCIATES, INC.
PERFORMANCE MATTERS ASSOCIATES OF TEXAS, INC.

By:	/s/ Scott L. Galovic
Name: Scott L. Galovic
Title: Vice President and Treasurer

CNO SERVICES, LLC

By:	/s/ Scott L. Galovic
Name: Scott L. Galovic
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Agent for the Lenders

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

 EXHIBIT A

LENDER CONSENT TO AMENDMENT NO. 1

LENDER CONSENT (this “Lender Consent”) to Amendment No. 1 (“Amendment”) to that certain Credit Agreement, dated as of December 21, 2010 (as amended by the Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among CNO Financial Group, Inc., the Lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc, as Agent.  Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

[Check one of the first two boxes below; you may also, at your option, check the third box]


The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and consents to convert 100% of the outstanding principal amount of the Loan held by such Lender (or such lesser amount allocated to such Lender by the Amendment No. 1 Lead Arranger) into a B-1 Loan in an equal principal amount.


The undersigned Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and (a) elects to have 100% of the outstanding principal amount of the Loan held by such Lender be repaid on the Amendment No. 1 Effective Date and (b) agrees to purchase B-1 Loans in an equal principal amount from the Agent.  Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption attached hereto as Annex A and that it shall be bound by such Assignment and Assumption in all respects.


The undersigned Lender hereby requests to purchase Additional B-1 Loans up to an aggregate principal amount no greater than $_____________ (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger) from the Agent.  Such Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption attached hereto as Annex A reflecting such purchase and that it shall be bound by such Assignment and Assumption in all respects.

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized officer.

                                                     If a second signature is necessary:
__________________________________________
[NAME OF INSTITUTION]

By:  ______________________________________                                                                                     By:  ______________________________________
Name:                                                                                               Name:
Title:                                                                                                 Title:

Acknowledged, agreed and accepted:

The Agent agrees that its signature below shall constitute its signature as Assignor to the Assignment and Assumption attached hereto as Annex A and that it shall be bound by the Assignment and Assumption in all respects.

MORGAN STANLEY SENIOR FUNDING, INC.,
as Agent

By: ______________________________________
Name:
Title:

ANNEX A TO
LENDER CONSENT

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth on Schedule 1 hereto and is entered into by and between the Assignor identified on Schedule 1 hereto (the “Assignor”) and each Assignee identified on Schedule 1 hereto (each, an “Assignee”).  It is understood and agreed that the rights and obligations of the Assignees hereunder are several and not joint.  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified on Schedule 1 hereto (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by each Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the respective Assignees, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent on Schedule 1 hereto (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified on Schedule 1 hereto of all of such outstanding rights and obligations of the Assignor under the facility identified on Schedule 1 hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to any Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”).  Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Schedule 1 to
Assignment and Assumption

1.	Assignor:	Morgan Stanley Senior Funding, Inc.
2.	Assignees:	The entities listed as such below
3.	Borrower:	CNO Financial Group, Inc., a Delaware corporation (“Company”)
4.	Administrative Agent:	Morgan Stanley Senior Funding, Inc.
5.	Credit Agreement:	Credit Agreement, dated as of December 21, 2010, among CNO Financial Group, Inc., the Lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Agent
6.	Assigned Interests:
	Name of Assignee	Principal Amount of B-1 Loans Assigned

	_________________	$____________
	_________________	$____________
	_________________	$____________
	_________________	$____________
	_________________	$____________
7.	Effective Date:	_________________________

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.            Representations and Warranties.

1.1.            Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to enter into this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.            Assignees.  Each Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to enter into this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by such Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire such Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.            Payments.  From and after the Effective Date, the Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the relevant Assignee for amounts which have accrued from and after the Effective Date.

3.            General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [     ], 2011 (this “Agreement”), by and among [ADDITIONAL B-1 LENDER] (each, an “Additional B-1 Lender” and, collectively, the “Additional B-1 Lenders”), CNO Financial Group, Inc. (the “Company”), and Morgan Stanley Senior Funding, Inc. (the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 21, 2010, as amended by Amendment No. 1 dated as of [     ], 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Company, each lender from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Agent, (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Company may establish Additional B-1 Commitments (the “Additional B-1 Commitments”) with Existing Lenders and/or Additional B-1 Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional B-1 Lenders shall become Lenders pursuant to one or more Joinders;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional B-1 Lender hereby agrees to provide the Additional B-1 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(e) of the Credit Agreement.  The Additional B-1 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the Security Documents.

Each Additional B-1 Lender, the Company and the Agent acknowledge and agree that the Additional B-1 Commitments provided pursuant to this Agreement shall constitute Additional B-1 Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents.  Each Additional B-1 Lender hereby agrees to make an Additional B-1 Loan to the Company in an amount equal to its Additional B-1 Commitment on the Amendment No. 1 Effective Date in accordance with Section 2.01(e) of the Credit Agreement.

Each Additional B-1 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Amendment No. 1 Joint Bookrunners or any other Additional B-1 Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional B-1 Lender, the Agent and the Company and (ii) the delivery to the Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional B-1 Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional B-1 Commitment set forth on its signature page hereto (or such lesser amount allocated to it by the Amendment No. 1 Lead Arranger), effective as of the Amendment No. 1 Effective Date.

For each Additional B-1 Lender, delivered herewith to the Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional B-1 Lender may be required to deliver to the Agent pursuant to Section 3.01 of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement is a “Loan Document.”

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of ____, 2011.

[NAME OF ADDITIONAL B-1 LENDER]

By:      ___________________________________
Name:
Title:

If a second signature is necessary:

By:      ___________________________________
Name:
Title:

Additional B-1 Commitments:

$_________________________________

EXHIBIT B

CNO FINANCIAL GROUP, INC.

By:     ___________________________________
Name:
Title:

Accepted:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Agent

By:	__________________________
Name:
Title: